SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C.
                               _________________

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                               _________________

                                 June 7, 1999
                       (Date of earliest event reported)


                             ROHM AND HAAS COMPANY
              (Exact name of registrant as specified in charter)

                             _____________________
                                   Delaware
                           (State of Incorporation)

                                    1-3507
                           (Commission File Number)

                                  23-1028370
                       (IRS Employer Identification No.)

         100 Independence Mall West, Philadelphia, Pennsylvania 19106
              (Address of Principal Executive Offices)(Zip Code)

                                 (215) 592-3000
             (Registrant's Telephone Number, Including Area Code)
              ___________________________________________________

Item 5.   Other Events
          ------------

          On June 7, 1999, Rohm and Haas Company, a Delaware corporation (the "Company"), Morton Acquisition Corp. (formerly Gershwin Acquisition Corp.), an Indiana corporation and a wholly owned subsidiary of the Company, ("Merger Sub") and Morton International, Inc., an Indiana corporation ("Morton"), entered into an Amendment (the "Amendment") to the Agreement and Plan of Merger (the "Merger Agreement"), dated as of January 31, 1999, by and among the Company, Merger Sub and Morton. The full text of the Amendment is attached as Exhibit 2.1 and is incorporated herein by reference.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
          ------------------------------------------------------------------

          (c)  Exhibits.

               2.1 Amendment, dated as of June 7, 1999, to the Agreement and Plan of Merger, dated as of January 31, 1999, by and among Rohm and Haas Company, Morton Acquisition Corp. and Morton International, Inc.


























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

                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   ROHM AND HAAS COMPANY
                                   By: /s/ Robert P. Vogel
                                       ----------------------
                                   Name:   Robert P. Vogel
                                   Title:  Vice President and
                                             General Counsel



Date:     June 8, 1999
































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

                                 EXHIBIT INDEX


Exhibit No.                         Exhibit
----------                          -------

2.1 Amendment, dated as of June 7, 1999, to the Agreement and Plan of Merger, dated as of January 31, 1999, by and among Rohm and Haas Company, Morton Acquisition Corp. and Morton International, Inc.







































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